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CUSIP #70532R100                                              PAGE 10 OF 9 PAGES


                                  Exhibit 7(a)

                             JOINT FILING AGREEMENT

         Pursuant to Rule 13d-1(k)(1)(iii) under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree that the Schedule 13D to which this Joint Filing Agreement is being filed as an exhibit shall be a joint statement filed on behalf of each of the undersigned.

Date:  March 30, 2001                                   KIDSDOC, INC.


                                                        By:  /s/Harold Engel
                                                        ------------------------
                                                        Harold Engel, President


                                                        /s/Harold Engel
                                                        ------------------------
                                                        Harold Engel


                                                        /s/Paula M. Elbirt, M.D.
                                                        ------------------------
                                                        Paula M. Elbirt, M.D.